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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) of the SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of Earliest Event Reported): July 18, 1996

                          PIEMONTE FOODS, INC.
         (Exact name of registrant as specified in its charter)

           South Carolina                              57-0626121
  (State or other jurisdiction of                     (IRS Employer
           incorporation)                            Identification No.)

          400 Augusta Street, Greenville, South Carolina 29604
                (Address of principal executive offices)

   Registrant's telephone number, including area code: (864) 242-0424

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Item 4.  Changes in Registrant's Certifying Accountants

Based on a recommendation from the Audit Committee, the Board of Directors approved a change of certified public accountants in recognition of the Company's diversifying nature, particularly now that the Company is participating in an International joint venture located in Holland. As such, the decision was made on July 18, 1996, to replace Pope, Smith, Brown, & King with Ernst & Young as our certified public accountants.

Pope, Smith, Brown, & King will conclude its work with our Fiscal Year 1996 year-end close and tax filings.

No disagreements exist between the company and Pope, Smith, Brown, & King. Unqualified opinions have been rendered on the financial statement for all years engaged. There were no adverse opinions, disclaimer of opinion, qualified or modified as to uncertainty, audit scope, or accounting principles.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)  Financial Statements of Businesses Acquired.

          None

   (b)  Pro Forma Financial Information.

          None

   (c)  Exhibits

16 Letter re change in Certifying Accountant

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PIEMONTE FOODS, INC.
                                             (Registrant)

Date                                         Roy E. Gogel
                                           Vice Pres./CFO